UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024
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OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

777 Township Line Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, OptiNose, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting") at the Company's office, 777 Township Line Road, Suite 300, Yardley, Pennsylvania. As of April 9, 2024, the record date for the Annual Meeting, there were 113,038,726 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 89,209,388, or 78.9%, were present in person or represented by proxy, which constituted a quorum.

At the Meeting, the shareholders: (1) re-elected each of the Company’s three nominees as Class I directors; (2) approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting; and (3) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1:    To elect three directors to the Company's Board of Directors, each to serve until the Company's 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.

	Votes For	Withheld	Broker Non-Votes
Ramy A. Mahmoud	81,689,158	862,908	6,657,322
Tomas J. Heyman	66,940,231	15,611,649	6,657,322
Kyle Dempsey	81,364,724	1,187,342	6,657,322

Proposal 2:    To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,216,107	1,294,778	41,181	6,657,322

Proposal 3: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,366,337	822,571	20,480	N/A

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Anthony J. Krick
Anthony J. Krick
Chief Accounting Officer
Date: June 6, 2024